                                                                  EXHIBIT 10.29

                                 AMENDMENT NO. 5
                                       TO
                                CREDIT AGREEMENT



         AMENDMENT NO. 5 dated as of July 10, 1998 by and among Johnston Industries, Inc., a Delaware Corporation ("Johnston"), Johnston Industries Alabama, Inc., an Alabama corporation formerly known as Opp and Micolas Mills, Inc. ("Johnston Alabama"), J.I. Georgia, Inc., a Georgia corporation formerly known as T.J. Beall Company ("JIG") and Johnston Industries Composite Reinforcements, Inc., an Alabama corporation ("JICR", and collectively with Johnston, Johnston Alabama and JIG, the "Borrowers" and each individually, a "Borrower"), Nationsbank, N.A., as Syndication Agent, The Chase Manhattan Bank, the successor by merger to The Chase Manhattan Bank, N.A., as Agent for the banks party hereto ("Banks") and as Collateral Monitoring Agent ("Agent"), to the Credit Agreement dated as of March 28, 1996 among Johnston, Wellington Sears Company ("Wellington"), Southern Phenix Textiles, Inc. ("Phenix"), Opp and Micolas Mills, Inc. ("Opp"), T.J. Beall Company ("TJB") and JICR, the banks named therein, The Chase Manhattan Bank, N.A., as Administrative Agent, Chase Securities, Inc., as Arranger and Nationsbank, N.A., as Syndication Agent, as amended by Amendment No. 1 dated as of June 28, 1996, Amendment No. 2 dated as of February 28, 1997, Amendment No. 3 dated as of December 18, 1997 and Amendment No. 4 dated as of March 28, 1998 (collectively, the "Credit Agreement"). All capitalized terms used herein but not otherwise defined herein shall have the meanings given them in the Credit Agreement.


                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement, the Banks named therein made Revolving Credit Loans, Term Loans A and Term Loans B to Johnston, Wellington, Phenix, Opp, TJB and JICR, jointly and severally, in the aggregate principal amounts of $80,000,000, $40,000,000 and $40,000,000, respectively; and

         WHEREAS, pursuant to a letter agreement dated as of November 7, 1997 and further to Amendment No. 4 to the Credit Agreement referred to above, the Borrowers agreed to enter into a collateral monitoring arrangement for the benefit of the Banks; and

         WHEREAS, the Borrowers have agreed to enter into certain cash management arrangements with the Agent and to amend or otherwise modify certain provisions of the Credit Agreement for the purpose of facilitating and implementing the collateral monitoring arrangements, subject to the terms and conditions hereinafter set forth, and the Borrowers further wish to confirm and reaffirm their joint and several obligations under the Credit Agreement as amended hereby.

         NOW, THEREFORE, each Bank, the Agent, the Syndication Agent and each Borrower, on a joint and several basis, hereby agree as follows:

         1. Amendment to Definitions. Section 1.01 of the Credit Agreement is amended hereby as follows:

                  a. The definition of "Agent" is hereby amended in its entirety as follows:

         "`Agent shall mean Chase, as administrative agent and collateral monitoring agent for the Banks, appointed pursuant to ARTICLE X, and its successors, if any, in such capacity."

                  b. The definition of "Collateral Security Documents" is hereby amended in its entirety as follows:

                  "`Collateral Security Documents' shall mean, collectively, the Security Agreement, the Intellectual Property Security Agreement, the Collateral Assignment, the Mortgages, the Environmental Indemnity, the Pledge Agreement, the Blocked Account Agreement and the Lockbox Account Agreement, as each have been or may from time to time be amended, restated, supplemented or modified, together with all documents executed and delivered in connection with any of the foregoing."

                  c. The definition of "Interest Period" is hereby amended to delete clause (1) therefrom in its entirety and to substitute the following therefor:

                  "(1) initially, the period commencing on the borrowing or conversion date with respect to a Eurodollar Loan, as the case may be, and ending 30, 60 or 90 days thereafter, as selected by the Borrowers; and".

                  d. The definition of "Term Loan A" is hereby amended to delete the words "five year" in the first sentence thereof.

                  e. The definition of "Term Loan B" is hereby amended to delete the words "seven year" in the first sentence thereof.

                  f. The following defined terms are hereby added to Section
1.01 of the Credit Agreement:

                  "Additional Reports" shall have the meaning given to such term in Section 5.02(h).

                  "Amendment No. 5" shall mean Amendment No. 5 to the Credit Agreement dated as of July 10, 1998 and executed by the Borrowers, the Banks, the Agent and the Syndication Agent.

                  "Blocked Account" shall mean the restricted depository accounts of the Borrowers set forth on Exhibit M and established and maintained at the bank identified on Exhibit M (or such other bank to which the Agent shall give its prior written consent), and subject to the terms and conditions of the Blocked Account Agreement.

                  "Blocked Account Agreement" means the Blocked Account Agreement among the Borrowers, the bank identified on Exhibit M (or such other bank to which the Agent shall give its prior written consent) and the Agent, substantially in the form of Exhibit N attached hereto.

                  "Collateral Account" shall mean restricted Account No. __________ of the Borrowers established and maintained at the Agent entitled "The Chase Manhattan Bank Funds Held as Collateral Account for the benefit of Johnston Industries" (i) into which all proceeds from the Blocked Accounts and the Lockbox Accounts shall be transferred on a daily basis in accordance with the terms of the Blocked Account Agreement and the Lockbox Account Agreement, respectively, and (ii) from which the proceeds therein shall be applied against the outstanding Revolving Credit Loans on a daily basis.

                  "Collateral Activity Report" shall mean the collateral activity report provided by the Borrowers to the Agent on a daily basis pursuant to the terms hereof consisting of accounts receivable and inventory rollfoward and other information in the form of, and containing the detailed information requested in, Schedules 1 and 3 to Exhibit J annexed hereto.

                  "Lockbox Accounts" shall mean the lockbox accounts of the Borrowers set forth on Exhibit M and maintained at the bank identified on Exhibit M (or such other bank to which the Agent shall give prior written consent), and subject to the terms and conditions of the Lockbox Account

                  Agreement.

                  "Exempt Accounts" shall have the meaning given to such term in
                  Section 7.01(v).

                  "Lockbox Account Agreement" shall mean the Lockbox Account Agreement among the Borrowers, the Agent and the bank identified on Exhibit M (or such other bank to which the Agent shall give prior written consent), substantially in the form annexed hereto as Exhibit O.

                  "Operating Account" shall mean Account No. ____________ of Johnston Industries, Inc. maintained at the Agent.

                  "Pledged Account Letters" shall mean the Pledged Account Letter Agreement substantially in the form annexed hereto as Exhibit Q, issued by the Borrowers to each bank or other financial institution listed on Exhibit P at which an Exempt Account is maintained, and held by the Agent pursuant to the terms hereof.

         2.       Amendments to Section 2.02(a) and (b) - Making the Loans. a.
Section 2.02(a) and (b) of the Credit Agreement are hereby amended by deleting said paragraphs in their entirety and substituting the following:

                  "(a) Each Borrower agrees to give to the Agent by no later than 1:00 p.m. EST for all times prior to and including August 15, 1998 and 12:00 noon EST for all times thereafter, on each Business Day, an irrevocable written notice duly completed substantially in the form of Schedule 2 to Exhibit J annexed hereto (a "Notice of Borrowing") of its request, if any, for a Base Rate Loan. With respect to any requests for a Eurodollar Loan, the Borrowers shall deliver the Notice of Borrowing to the Agent by 10:00 a.m. three Working Days prior to the date of borrowing. The Notice of Borrowing shall specify (i) the proposed revolving credit borrowing date ("Revolving Credit Borrowing Date"), (ii) the principal amount of the Revolving Credit Loan requested, which shall be in an amount not less than $50,000.00 or an integral multiple of $10,000.00 in excess thereof for Base Rate Loans and not less than $3,000,000 or an integral multiple of $250,000.00 in excess thereof for Eurodollar Loans, and (iii) whether the Revolving Credit Loan is to be a Base Rate Loan or a Eurodollar Loan, and if a Eurodollar Loan, the Interest Period therefor. The proceeds in the Collateral Account shall be applied against due and outstanding Revolving Credit Loans on a daily basis by the Agent in the following order: first to the payment in full of the amounts due under the Base Rate Loans and second to the payment in full of the amounts due under the Eurodollar Loans. The Agent shall notify each Bank with a Revolving Credit Commitment by telefax of the amount of Revolving Credit Loans so repaid. The Agent shall additionally notify each such Bank by telefax of any request made by the Borrowers for a Revolving Credit Loan pursuant to any Notice of Borrowing timely received from a Borrower by 2:30 p.m. EST on the same Business Day as such Notice was received, together with such Bank's pro rata portion of the Revolving Credit Loan to be funded. Each Bank shall remit to the Agent its pro rata share of the requested Revolving Credit Loan in immediately available funds by no later than 4:00p.m. EST on such Business Day. No Revolving Credit Loan shall be made unless (i) the Notice of Borrowing has been received by the Agent from the Borrowers by 1:00 p.m. EST for all times prior to and including August 15, 1998 and 12:00 noon EST for all times thereafter on the day required, as specified above, (ii) the Collateral Activity Report as required by Section 5.02(f) and the Borrowing Base Certificate (as and when required by Section 5.02(g) and (h)) have been received by the Agent from the Borrowers by 11:00 a.m. EST, and (iii) the amount requested, when added to the then outstanding amount of the Loans, will not result in the Banks' Revolving Credit Loans exceeding the lesser of the Banks' aggregate Revolving Credit Commitment and the Borrowing Base in effect at such time. Each Notice of Borrowing, together with all supporting documents to be delivered in connection therewith, shall be made in writing, and signed by the person(s) authorized by the Borrowers to execute and deliver such Notice of Borrowing ("Authorized Signatory"), each such Authorized Signatory to be notified as such to the

                  Agent."

                  "(b) Subject to the terms and conditions of this Agreement, any Revolving Credit Loans made available to the Borrowers pursuant to the terms hereof shall be made by crediting the Operating Account."

                  b. Notwithstanding anything in this Paragraph 2 to the contrary, in no event shall the inclusion or exclusion of a specific category or type of Inventory, Receivable or other Collateral set forth in the forms of Borrowing Base Certificate, Collateral Activity Report or Additional Report annexed as an exhibit or schedule to this Amendment No. 5 or otherwise agreed to by the parties hereto be construed or interpreted as modifying the manner in which the Borrowing Base is to calculated, and the parties hereto acknowledge and agree that the Borrowing Base shall be calculated in accordance with the Credit Agreement as amended by this Amendment No. 5 or as hereinafter amended.

         3. Amendment to Section 5.02 - Conditions Precedent to Each Revolving Credit Loan or Letter of Credit. Section 5.02 of the Credit Agreement is hereby amended by replacing the words "The Agent shall have timely received" with "The Agent shall have received by no later than 12:00 a.m. noon" in the first sentence of paragraph (a) thereof, by deleting the word "and" at the end of paragraph (d) thereof, and by adding to said Section the following new conditions:

                  "(f)     The Agent shall have received by no later than 11:00
                  a.m. EST on each Business Day a Collateral Activity Report, completed to the satisfaction of the Agent, and certified as complete and correct on behalf of the Borrowers by the Chief Financial Officer, Comptroller, Treasurer or Assistant Treasurer of Johnston."

                  "(g) The Agent shall have received by no later than 11:00 a.m. EST on Tuesday of each week a Borrowing Base Certificate showing the Borrowing Base as of the close of business on the Friday of the immediately preceding week, each such Borrowing Base Certificate to be certified as complete and correct on behalf of the Borrowers by the Chief Financial Officer, Comptroller, Treasurer or Assistant Treasurer of Johnston, together with the information as is required to be delivered pursuant to Schedule 3 to Exhibit J and such other supporting documentation and additional reports with respect to the calculation of the Borrowing Base as the Agent shall reasonably request."

                  "(h)     The Agent shall have received by no later than 11:00
                  a.m. EST on the 15th day of each fiscal month a Borrowing Base Certificate showing the Borrowing Base as of the close of business on the last day of the immediately preceding fiscal month of the Borrowers, certified as complete and correct on behalf of the Borrowers by the Chief Financial Officer of Johnston, together with the information as is required to be delivered pursuant to Schedule 3 to Exhibit J and such other supporting documentation and additional reports with respect to the calculation of the Borrowing Base as the Agent shall reasonably request."

                  "(i)     The Agent shall have received by no later than 11:00
                  a.m. EST on Tuesday of each week a copy of the additional weekly reports as outlined in Schedule 3 to Exhibit J, together with such other supporting documentation and other reports as the Agent shall reasonably request ("Additional Reports"), such Additional Reports to be certified as complete and correct on behalf of the Borrowers by the Chief Financial Officer of Johnston."

         4. Amendment to Section 7.01 - Affirmative Covenants. Section 7.01(b)(iv) is hereby amended deleting said paragraph and substituting it with the following:

                  "(iv) weekly, by 11:00a.m. EST on Tuesday of each week, and monthly, by 11:00 a.m. EST on the 15th day of each fiscal month, a Borrowing Base Certificate, for the last day of the immediately preceding week and as of the close of business on the last day of the preceding fiscal month, respectively, such Borrowing Base Certificate to reflect the most recent Receivables, Inventory and ineligibles balance of the Borrowers and certified as complete and correct on behalf of the Borrowers by the Chief Financial Officer, Comptroller, Treasurer or Assistant Treasurer of Johnston with respect to daily and weekly reports, and the Chief Financial Officer of Johnston with respect to monthly reports, together with the information as is required to be delivered pursuant to
                  Schedule 3 to Exhibit J, and such other supporting documentation and additional reports with respect to the calculation of the Borrowing Base as the Agent shall reasonably request;".

         Section 7.01(b) is hereby further amended by deleting the word "and" from paragraph (xiv) thereof and adding the following additional reporting requirements:

                  "(xvi) by 11:00 a.m. EST on each Business Day, copies of the completed Collateral Activity Report certified as complete and correct on behalf of the Borrowers by the Chief Financial Officer, Comptroller, Treasurer or Assistant Treasurer of Johnston; and"

                  "(xvii) by 11:00 a.m. EST on Tuesday of each week, copies of the completed Additional Reports certified as complete and correct on behalf of the Borrowers by the Chief Financial Officer, Comptroller, Treasurer or Assistant Treasurer of Johnston and such other supporting documentation and additional reports with respect to the information required to be submitted in connection with the preparation of the Additional Report as the Agent shall reasonably request."

         Section 7.01 is hereby further amended to add thereto the following additional covenants: "(t) Blocked Account. Borrowers shall maintain at all times hereafter the Blocked Accounts identified on Exhibit M, to which the Borrowers shall have restricted or no access in accordance with the Blocked Account Agreement. Borrowers shall deliver to the Agent a duly executed Blocked Account Agreement prior to or simultaneously with the execution and delivery of Amendment No. 5."

                  "(u) Lockbox Accounts. Borrowers shall maintain at all times hereafter the Lockbox Accounts identified on Exhibit M, to which the Borrowers shall have restricted or no access in accordance with the Lockbox Account Agreement, which agreement Borrowers shall cause to be executed and delivered to the Agent prior to or simultaneously with the execution and delivery of Amendment No. 5.

                  "(v) Maintenance of Accounts; Exempt Accounts. Borrowers shall, at all times hereafter, maintain only the Lockbox Accounts and Blocked Accounts identified on Exhibit M as their lockbox and depository accounts, respectively, and only at the bank identified on Exhibit M (or such other bank to which the Agent shall give prior written consent). Borrowers shall cause such bank to (i) remit all payments and items in such Lockbox Accounts and Blocked Accounts to the Collateral Account on a daily basis by no later than 10:00 a.m. EST in accordance with the Lockbox Account Agreement and Blocked Account Agreement, respectively; provided that, so long as no Event of Default has occurred, the accounts set forth on Exhibit P, and the balances contained therein, shall be exempt from the Lockbox Account Agreement and Blocked Account Agreement, respectively, and from the obligations of Borrowers regarding Lockbox Accounts and Blocked Accounts (the "Exempt Accounts"), up to an aggregate amount not to exceed $400,000 at any one time on a cumulative basis, for, and provided further that such exempt amount shall be utilized only for, the payment of taxes, payroll, petty cash and similar expenses, and (ii) acknowledge and agree, as set forth in the Lockbox Account Agreement and the Blocked Account Agreement, that all payments and deposits made and items submitted to the Collateral Account are the sole and exclusive property of the Agent for the benefit of the Banks and that the bank identified on Exhibit M (or such other bank to which the Agent shall give prior written consent) has no right to setoff against the Blocked Accounts or Lockbox Accounts. The Borrowers shall cause any bank at which Lockbox Accounts and/or Blocked Accounts are from time to time maintained pursuant to the terms hereof to execute and deliver, and agree to be bound by the terms and conditions set forth in, the Lockbox Account Agreement and the Blocked Account Agreement. Borrowers hereby acknowledge and agree that all payments and deposits made and items submitted to the Collateral Account will be the sole and exclusive property of the Agent for the benefit of the Banks."

                  "(w) Books and Records; Inspection; Collateral Monitoring. (i) Without limiting the generality of any provision herein relating to the subject matter of this clause (i), each Borrower will keep proper books and records and accounts in which full, true and accurate entries in conformity with GAAP and all requirements of law shall be made of all transactions and activities in relation to its businesses, and will permit the Agent or any authorized representatives of the Agent or professionals (including consultants, accountants, lawyers, appraisers and investment bankers) retained by the Agent (for the purposes hereof, any such Person hereinafter referred to as an "Authorized Agent"), at any time, whether at the Agent's request or upon the request of the Required Banks, to conduct evaluations and appraisals of the Borrowers' practices in the computation of the Borrowing Base and the assets included in the Borrowing Base (including the schedules thereto), the Collateral Activity Report and the Additional Reports, and pay the reasonable fees and expenses associated therewith (including, without limitation, the reasonable fees and expenses associated with the services performed by the Agent's Collateral Agent Services Group or an outside auditor acceptable to the Agent or the Required Banks); provided, however, that such Persons shall not be entitled to conduct such evaluations and appraisals of assets more frequently than twice per year, unless (x) a Default or an Event of Default has occurred and is continuing, or (y) the Agent or the Required Banks determines that any Material Adverse Effect or material adverse change in the condition, affairs or operations (financial or otherwise) has occurred with respect to any of the Borrowers, the Inventory or Receivables practices or the performance of such Collateral, and that as a result of such Event of Default, Material Adverse Effect or material adverse change, more frequent evaluations or appraisals are required to effectively monitor the Borrowing Base, in which case the Borrowers shall permit such Persons to conduct such evaluations and appraisals at such reasonable times and as often as may reasonably be requested, in each case so long as any Loans shall remain outstanding; (ii) in connection with any evaluation or appraisal relating to the computation of the Borrowing Base, the Borrowers agree to maintain such additional reserves for the purposes of computing the Borrowing Base in respect of Eligible Receivables and Eligible Inventory and make such other adjustments to its Borrowing Base (i.e., including Eligible Receivables and Eligible Inventory in the Borrowing Base) as the Agent or the Required Banks shall reasonably require based upon the results of such evaluation or appraisal; and (iii) the Borrowers shall provide the Agent with such other information, reports and data, and furnish the Agent with such assistance, as may be reasonably required from time to time by the Agent, or as requested by the Required Banks, concerning the Borrower's Receivables, Inventory and other assets, in such manner and detail as shall be satisfactory to the Agent.

         5.       Amendment to Section  7.02 - Negative  Covenants.  Section
7.02 is hereby amended by adding the following negative covenant:

                  "(r)     Lockbox and Blocked Accounts. Create, establish or
                  otherwise maintain any lockbox, depository or other accounts at any bank or other financial institution other than the Lockbox Accounts and Blocked Accounts set forth on Exhibit M and the Exempt Accounts set forth on Exhibit P, at the bank(s) identified on Exhibit M and Exhibit P respectively (or such other bank(s) to which the Agent shall give prior written consent), or allow, permit or otherwise cause the aggregate amount in the Exempt Accounts to exceed $400,000 at any one time, on a cumulative basis."

         6. Representations, Warranties and Covenants of the Borrowers. Each Borrower hereby represents and warrants to each Bank that on and as of the date hereof (i) the representations and warranties of the Borrowers contained in the Credit Agreement and any other Loan Document delivered in connection therewith to which it is a party are true and correct and apply to the Borrowers hereto with the same force and effect as though made on and as of the date hereof, (ii) the Borrowers are in compliance with all covenants contained in the Credit Agreement (as amended hereby), and (iii) no Default or Event of Default has occurred and is continuing under the Credit Agreement (as amended hereby) or any other Loan Document delivered in connection therewith to which it is a party, after giving effect to this Amendment. To the extent any claim or off-set may exist as of the date hereof, each Borrower, on behalf of itself and its successors and assigns, hereby forever and irrevocably (a) releases each Bank, the Agent and the Syndication Agent and their respective officers, representatives, agents, attorneys, employees, successors and assigns (collectively, the "Released Parties"), from any and all claims, demands, damages, suits, cross-complaints and causes of action of any kind and nature whatsoever, whether known or unknown and wherever and howsoever arising, and (b) waives any right of off-set such Borrower may have against any of the Released Parties.

         7. Conditions Precedent to Amendment No. 5. The obligation of the Banks and the Agent to enter into this Amendment shall be subject to the Agent having received from the Borrowers, prior to or simultaneously with the execution and delivery of this Amendment, the following:

                  (a) Lockbox Account Agreement, duly executed by the Borrowers and the bank identified on Exhibit M (or such other bank to which the Agent shall give prior written consent);
                  (b) Blocked Account Agreement, duly executed by the Borrowers and the bank identified on Exhibit M (or such other bank to which the Agent shall give its prior written consent); and
                  (c) Pledged Account Letters, duly executed by the Borrowers.

         8. Pledged Account Letters. The Borrowers agree that the Pledged Account Letters, to be executed and delivered to the Agent simultaneously with this Amendment, shall be held by the Agent until (i) a Default or an Event of Default has occurred and is continuing, or (ii) the occurrence of a Material Adverse Change, as determined by the Required Banks. In either case, upon such event or occurrence, the Agent may, and upon the request of the Required Banks shall, release the Pledged Account Letters to the banks or other financial institutions to which each such Letter has been addressed, and the Borrowers each hereby expressly authorize such release by the Agent.

         9. Credit Agreement in Full Force and Effect. Except as expressly modified hereby, the Credit Agreement shall remain unchanged and in full force and effect as executed and each Borrower hereby confirms and reaffirms all of the terms and conditions of the Credit Agreement.

         10. Entire Understanding. The Credit Agreement and this Amendment contain the entire understanding of and supersede all prior agreements, written and verbal, among the Banks, the Agent, the Syndication Agent and the Borrowers with respect to the subject matter hereof and shall not be modified except in writing executed by the parties hereto.

         11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its conflict of laws principles.

         12. Exhibits. The Exhibits listed on the Exhibit List attached to this Amendment No. 5, including the forms thereof annexed hereto, are hereby added to and incorporated into the Credit Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWERS:

JOHNSTON INDUSTRIES, INC.                      JOHNSTON INDUSTRIES
                                               ALABAMA, INC.


By:                                            By:
   ------------------------------                 ------------------------------
   Name:                                          Name:
   Title:                                         Title:

J.I. GEORGIA, INC.                             JOHNSTON INDUSTRIES
                                               COMPOSITE REINFORCEMENTS,
                                               INC.

By:                                            By:
   ------------------------------                 ------------------------------
   Name:                                           Name:
   Title:                                          Title:

THE AGENT:

THE CHASE MANHATTAN BANK


By:
   ------------------------------
   Name
   Title:

THE SYNDICATION AGENT:

NATIONSBANK, N.A.


By:
   ------------------------------
   Name:
   Title:

THE BANKS:

THE CHASE MANHATTAN BANK                       NATIONSBANK, N.A.

By:                                            By:
   ------------------------------                 ------------------------------
      Name:                                       Name:
      Title:                                      Title:

REGIONS BANK                                   COMERICA BANK

By:                                            By:
   ------------------------------                 ------------------------------
   Name:                                          Name:
   Title:                                         Title:

VAN KAMPEN AMERICAN CAPITAL                    THE SUMITOMO BANK, LIMITED
PRIME RATE INCOME TRUST


By:                                            By:
   ------------------------------                 ------------------------------
   Name:                                          Name:
   Title:                                         Title:

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

MERRILL, LYNCH, PIERCE,
FENNER & SMITH INCORPORATE                     DDK ACQUISITION PARTNERS, L.P


By:                                            By:
   ------------------------------                 ------------------------------
   Name:                                          Name:
   Title:                                         Title:

CORESTATES BANK, N.A.


By:
   ------------------------------
   Name:
   Title: